UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

STEWART INFORMATION SERVICES CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Field by Stewart Information Services Corporation
Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934

Subject Company: Stewart Information Services Corporation
Commission File No. 001-02658

The following letter was distributed by Stewart Information Services Corporation on March 19, 2018.

***

Dear Associates,

Today we announced that Stewart has entered into an agreement and plan of merger with Fidelity National Financial, a leading provider of title insurance and transaction services to the real estate and mortgage industries.

After a comprehensive and thorough review of all options since we announced the strategic alternatives review last fall, our Board of Directors determined that this transaction is the value-maximizing alternative for our shareholders. The transaction also affords Stewart shareholders the opportunity to benefit from Fidelity’s exceptional financial and operating platform in support of the Stewart brand and services for our customers. You can view today’s press release here (https://www.businesswire.com/news/home/20180319005398/en/Stewart-Announces-Agreement-Acquired-Fidelity-National-Financial).

Fidelity’s decision to add the Stewart brand to their portfolio of companies is a reflection of their belief in our Company, our people and the value we bring to our clients and customers. In all of our conversations with Fidelity’s team leading up to today, they have stressed the importance of retaining the Stewart brand, culture and people. This transaction will provide Stewart with the scale, financial strength, access to resources and technology to not only maintain, but grow the Stewart brand and continue providing the services and products our customers have come to expect.

Fidelity Chairman William P. Foley, II said, “Stewart is one of the most respected names in the title insurance industry, with over 125 years of providing superior customer service. We know business is won and lost based on customer service and relationships, and it is important to us to not only maintain, but provide additional support to grow the Stewart brand and reach more customers.”

I know you’ll have questions about what this means for you and for Stewart going forward. While we will seek to answer all of your questions in the coming weeks and months, what’s most important now is that we move forward as a team and appreciate the incredible opportunity that lies ahead of us. It is critically important that we continue running the business, maximizing our performance and upholding our legacy of delivering quality customer service and providing security to our policyholders.

Today is just the first step in the process of combining two healthy competitors into an industry-leading partnership. Stewart and Fidelity will continue to operate independently until the transaction is finalized, which we expect to happen by the first or second quarter of 2019.

As with most transactions of this nature, the agreement is subject to approval by Stewart’s shareholders and regulatory authorities and the satisfaction of customary closing conditions. We will maintain consistent communication with you throughout the close and integration process and will continue to honor the trust and respect of our loyal associates.

I want to thank you for your continued focus on delivering the highest quality service and solutions in the industry to our customers. As always, your support, hard work and continued commitment to Stewart are greatly appreciated.

Matt Morris

Chief Executive Officer

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Fidelity National Financial, Inc.’s (“FNF”) and Stewart Information Services Corporation’s (“Stewart”) expectations or predictions of future financial or business performance conditions. All statements other than statements of historical or current fact included in this communication that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evaluate,” “expect,” “explore,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon or comparable terminology. Forward looking statements give our current expectations and projections relating to our financial conditions, result of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Neither FNF nor Stewart assumes any duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; the risk that Stewart shareholders may not adopt the merger agreement; the risk that our stockholders may not adopt the merger agreement; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the closing conditions to the proposed merger may not be satisfied in a timely manner; the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized; and other risks detailed in the risk factors discussed in “Item 1.A. Risk Factors” in FNF’s and Stewart’s most recent Annual Reports on Form 10-K, as updated by any Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and future filings with the Securities and Exchange Commission (“SEC”).

Additional Information and Where to Find it

This communication may be deemed to be solicitation material in respect of the proposed merger between FNF and Stewart. In connection with the proposed merger, FNF intends to file a registration statement on Form S-4, containing a proxy statement/prospectus with the SEC. INVESTORS AND SECURITY HOLDERS OF FNF AND STEWART ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement/prospectus as well as other filings containing information about FNF and Stewart, without charge, at the SEC’s website, http://www.sec.gov. Copies of the documents filed with the SEC by FNF will be available free of charge within the investor relations section of FNF’s website at http://www.investr.fnf.com. Copies of the documents filed with the SEC by Stewart will be available free of charge within the investor relations section of Stewart’s website at http://www.stewart.com/investor-relations.html.

Participants in Solicitation

Stewart and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Stewart’s directors and executive officers is contained in Stewart’s Annual Report on Form 10-K for the year ended December 31, 2017 filed on February 28, 2018 and its Proxy Statement on Schedule 14A filed on March 29, 2017, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Proxy Statement/Prospectus.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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